UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 7, 2013

American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

As previously disclosed, the Company has been actively involved in evaluating possible financing alternatives to improve its capital structure. These alternatives may include, subject to market and other conditions, a new asset-based revolving credit facility and/or other previously disclosed proposed financing, which may refinance all or a portion of the Company’s existing first and second lien credit facilities. The Company may at any time elect to no longer pursue any such possible financing.

In connection with the proposed financing transactions previously disclosed, the Company provided, on a confidential basis, to potential financing sources information with respect to adjusted EBITDA for the twelve-months ended March 31, 2013.  For purposes of satisfying the Company’s obligations under Regulation FD with respect to such information, the Company hereby discloses that for the twelve-months ended March 31, 2013, the Company is initially projecting adjusted EBITDA to be in the range of $37 million to $39 million.  This outlook is based on initial projections of 2013 adjusted EBITDA, as previously disclosed by the Company, of $47 million to $54 million and assumes net sales of approximately $625 million for the twelve-months ended March 31, 2013.  Raw material costs are estimated at current prices and foreign currency exchange rates are estimated to remain at current levels.

The following table reflects the forecasted guidance range for the twelve-months ended March 31, 2013 for adjusted EBITDA and reconciles such adjusted EBITDA guidance to net income (loss) (in millions):

	Twelve Months Ended March 31, 2013
	Low End Range	High End Range
Net loss	$(52)	$(50)
Income tax provision	4	5
Interest and other expense, net	47	46
Depreciation and amortization	23	23
Foreign currency loss	1	1
Retail store impairment	2	2
Share-based compensation expense	12	12
Consolidated Adjusted EBITDA	$37	$39

A reconciliation of the forecasted guidance range for 2013 adjusted EBITDA to net loss is set forth in the Company’s 2012 earnings release dated March 4, 2013.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: March 7, 2013	By:	/s/ Glenn Weinman
		Name:	Glenn A. Weinman
		Title:	Executive Vice President, General Counsel and Secretary